UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                               November 19, 2002
                        ---------------------------------
                Date of Report (Date of Earliest Event Reported)


                           THE PEOPLES HOLDING COMPANY
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   Mississippi        1-13253        64-0676974
                 ---------------    -----------    -------------
                 (State or Other    (Commission    (I.R.S. Iden-
                 Jurisdiction of     File          tification
                 Incorporation)      Number)       Number)


                 209 Troy Street, Tupelo, Mississippi 38802-0709
                ------------------------------------- ----------
               (Address of Principal Executive Office) (Zip Code)

                  Registrant's Telephone Number: (662)680-1001

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          -------------------------------------------------------------------
          (a) The following exhibit is filed herewith:

          99.1 Press Release, dated November 20, 2002, issued by The Peoples Holding Company.


ITEM 9:   REGULATION FD DISCLOSURE.
          -------------------------

          At the close of business on November 20, 2002, The Peoples Holding Company issued a press release announcing the declaration of a quarterly cash dividend on its common stock of $.27 per share which reflects a $.01 per share increase in its quarterly cash dividend. The press release is filed as Exhibit 99.1 to this Form 8-K.




                                  SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE PEOPLES HOLDING COMPANY
                                   ---------------------------
                                           Registrant


                                   /s/  E. Robinson McGraw
                                   ---------------------------
                                        E. Robinson McGraw
                               President & Chief Executive Officer


DATE:     November 21, 2002

                                 EXHIBIT INDEX
                                 -------------

       EXHIBIT NUMBER                        DESCRIPTION
       --------------        -------------------------------------------
            99.1             Press Release, dated November 20, 2002, issued by
                             The Peoples Holding Company.